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                                                                   EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the use in this Amendment No. 1 to Form SB-2 Registration Statement of Austin Funding.com Corporation (the "Corporation") of our report dated June 22, 1999, relating to the consolidated financial statements of Austin Funding.com Corporation as of March 31, 1999 and 1998 and to the reference to our firm in the Registration Statement.





SPROUSE & WINN, L.L.P.
Certified Public Accountants


Austin, Texas
December 9, 1999